Exhibit 99.1

Velodyne Lidar and Graf Industrial Corp. Announce Business Combination to Form Leading Publicly-Traded Lidar Technology Company

-	Velodyne, the world’s leading lidar technology company, to combine with Graf Industrial Corp.

-	Combined company will remain on the NYSE and trade under a new ticker symbol VLDR following the close of the business combination.

-	Pro forma implied market capitalization of the combined company expected to be approximately $1.8 billion.

-	Transaction supported by a $150 million committed PIPE and is expected to leave Velodyne with approximately $200 million of cash on its balance sheet.

-	Net proceeds from the combination will primarily remain on the balance sheet to enhance financial flexibility, support growth and fund selective acquisition opportunities to further expand market leadership.

-	David Hall will continue to play a critical role as executive chairman of Velodyne. Chief Executive Officer Dr. Anand Gopalan and Chief Financial Officer Drew Hamer will lead and manage the business along with Mr. Hall. Chief Marketing Officer Marta Hall will continue to support and elevate the brand.

HOUSTON, TX, July 2, 2020 /PRNewswire/ -- Graf Industrial Corp. ("GRAF") (NYSE: GRAF, GRAF.U, GRAF WS), a special purpose acquisition company founded by James Graf and Michael Dee, announced today that it has entered into a definitive agreement with Velodyne Lidar, Inc. (“Velodyne" or the “Company”) and its founder David Hall, pursuant to which GRAF will combine with Velodyne through a merger of a wholly-owned subsidiary of GRAF with and into Velodyne, with Velodyne surviving as a wholly-owned subsidiary of GRAF. Current Velodyne shareholders, including David Hall and strategic investors Ford, Baidu, Inc., Nikon Corporation and Hyundai Mobis, will retain an equity interest of more than 80% in the combined company. Upon the closing of the transaction, GRAF will be renamed "Velodyne Lidar, Inc." and will remain NYSE-listed under the new ticker symbol VLDR.

About Velodyne

Velodyne is the pioneer developer of lidar technology and continues to be a market leader, making the technology widely available and affordable for corporate and consumer markets. Velodyne’s founder and industry icon, David Hall, invented real-time surround view lidar systems in 2005. Mr. Hall’s invention revolutionized perception for autonomy and advanced driver assistance systems (“ADAS”) in automotive, plus new mobility, mapping, robotics and security applications.

Velodyne is headquartered in San Jose, CA. The Company began developing the lidar technology in 2005 as part of Velodyne Acoustics, founded by David Hall in 1983. In 2015, Velodyne became independent from Velodyne Acoustics and focused on the development of lidar technology. Today, Velodyne offers a high-performance product line with a broad range of sensing solutions, including the cost-effective Puck™, the versatile Ultra Puck™, the autonomy-advancing Alpha Prime™, the ADAS-optimized Velarray™ and the software for driver assistance, Vella™. Unparalleled leadership in lidar technology ensures Velodyne’s ongoing prominence in the development of ADAS, autonomous vehicles, safer mobility and last-mile delivery solutions.

Velodyne has added to its portfolio the groundbreaking Vella software which will enable multiple new markets and applications. Vella software combined with lidar from the Vela family will provide a higher degree of accuracy and safety to vehicle systems that incrementally address SAE’s Levels of Driving Automation 1-5, to avoid collisions, avoid pedestrians and make roadways safer. Vella software will additionally be sold for applications in new markets which require precise perception such as those for security, robotic delivery and smart city.

As a market leader, Velodyne has served more than 300 customers including nearly all of the leading global automotive original equipment manufacturers (“OEMs”). It has booked over $500 million in revenues since its inception. Estimated revenues under existing customer contracts are expected to exceed $800 million from 2020 to 2024. Velodyne is expected to generate revenues of approximately $100 million in 2020, increasing to approximately $680 million in 2024 with existing contracts expected to drive just under 50% of the estimated 2024 revenues. EBITDA and free cash flow are expected to be positive in 2022.

As a first-mover, Velodyne has been able to establish several defendable moats around its business, including customer entrenchment, an extensive patent portfolio, a broad product offering and commercial scale manufacturing capabilities. Proprietary manufacturing innovations and manufacturing partnerships with Nikon Corporation, Fabrinet and Veoneer, Inc. continue to lower the cost of production and allow for the development of new lower cost products, enable mass market adoption and a significantly expanded total addressable market (“TAM”), while maintaining robust margins. Strong customer relationships established over time and ownership of protected technology provide clear differentiation in the market. Following the transaction, Velodyne will have significantly greater financial flexibility to execute on its strategic growth initiatives, as well as leverage its proven operating platform.

David Hall, founder and executive chairman of Velodyne, said, “Lidar technology is mandatory for machines to perceive the world and make safe decisions. Velodyne has the key technology that is enabling the age of autonomous machines.”

Dr. Anand Gopalan, CEO of Velodyne, said, "Partnering with Graf Industrial will provide the opportunity to enhance our leading position in the lidar and sensor markets broadly around the world, creating new and exciting opportunities for our customers and employees. We will continue to focus on executing our strategic plan to deliver strong and disciplined growth, while realizing attractive returns through prudent capital management."

James Graf, CEO of GRAF, said, "We are tremendously excited by the opportunity to partner with David Hall and Velodyne. The leadership team, led by Dr. Anand Gopalan and Drew Hamer, has done an outstanding job in preparing the Company for the inflection point of lidar and becoming a public company. We’re especially excited by Velodyne’s potential to greatly improve vehicle safety by augmenting ADAS systems and help leading e-commerce companies and others realize autonomous last-mile delivery.”

Michael Dee, president and CFO of GRAF, said, “There is no reason we won’t see -- and insurance companies won’t demand -- a lidar system in every vehicle for safety, now that Velodyne has been able to drive the costs down through relentless manufacturing process improvements. We also believe the Company’s differentiated and scalable operating platform make the economics of selective consolidation hugely compelling.”

Key Transaction Terms

Pursuant to the business combination, GRAF will acquire Velodyne through a reverse merger in which Velodyne is ascribed an enterprise value of approximately $1.6 billion and equity value of approximately $1.8 billion. The transaction will be funded by: (i) issuance of approximately $1.5 billion in new common stock of GRAF to current holders of Velodyne securities (“Velodyne Holders”) (rollover equity); (ii) cash from the GRAF trust account (up to approximately $117 million); and (iii) cash from a $150 million PIPE at $10.00 per share from a broad group of new institutional investors, as well as certain of GRAF’s existing shareholders. Following the transaction and after payment of transaction expenses, Velodyne is expected to add approximately $190 million of cash to its balance sheet and up to $50 million of total cash consideration will be paid to existing Velodyne shareholders.

Assuming no redemptions of GRAF public shares, Velodyne’s existing shareholders will hold approximately 83% of the issued and outstanding shares of common stock immediately following the closing of the business combination. The GRAF Founder Group will retain 2,300,000 founder shares at closing. In the event the closing price of the common stock of the combined company on the NYSE is at least $15.00 for 20 days of any 30-day period from the date hereof through the date that is six months after the closing of the merger, two million additional shares of the combined company’s stock will be issued to Velodyne holders as incremental transaction consideration and the GRAF Sponsor will retain an incremental 275,000 shares. The GRAF Sponsor will forfeit all of its approximately 14.2 million private placement warrants for no consideration at closing.

The transaction has been approved by the boards of directors of GRAF and Velodyne, and is expected to close in the third calendar quarter of 2020. Closing is subject to approval by GRAF and Velodyne stockholders and the condition that at closing there is at least $200 million in cash available from the PIPE and GRAF’s trust account, of which at least $50 million is cash remaining in GRAF’s trust account. GRAF shareholders must also extend GRAF's deadline to complete a business combination before July 31, 2020, a preliminary proxy for which was filed with the SEC by GRAF on June 26, 2020. A copy of the merger agreement will be filed as an exhibit to a current report on Form 8-K to be filed by GRAF with the United States Securities and Exchange Commission ("SEC") in connection with the proposed transaction.

BofA Securities is acting as exclusive financial advisor to Velodyne. Oppenheimer & Co. Inc. is acting as financial advisor and PIPE private placement agent to GRAF. Oppenheimer & Co. Inc. and EarlyBirdCapital, Inc. are acting as capital markets advisors to GRAF. Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP is acting as legal advisor to Velodyne, and White & Case LLP is acting as legal advisor to GRAF.

Investor Conference Call

Investors may listen to a presentation regarding the proposed transaction on July 2, 2020, starting at 11:00 a.m. EDT. Please click the link below to join the webinar:
https://velodyne.zoom.us/j/92925952171

Or iPhone one-tap:
US: +16699006833,,92925952171# or +13462487799,,92925952171#
Or Telephone:
Dial (for higher quality, dial a number based on your current location):
+1 669 900 6833 (San Jose)
+1 346 248 7799 (Houston)
+1 253 215 8782 (Tacoma)
+1 646 876 9923 (New York)
+1 301 715 8592 (Germantown)
+1 312 626 6799 (Chicago)
877 853 5257 (Toll Free)
855 880 1246 (Toll Free)
Webinar ID: 929 2595 2171
International numbers available: https://velodyne.zoom.us/u/abAhFSIUhS

In addition, GRAF will file an investor presentation with the SEC on July 2, 2020, which can be viewed on the SEC website at www.sec.gov.

Additional Information about the Proposed Business Combination and Extension and Where to Find It

In connection with the proposed business combination, GRAF intends to file a preliminary proxy statement and a definitive proxy statement with the SEC. In addition, GRAF has filed a preliminary proxy statement and intends to file a definitive proxy statement to be used at its special meeting of stockholders to approve an extension of time in which GRAF must complete a business combination or liquidate the trust account that holds the proceeds of GRAF’s initial public offering (the “Extension”). GRAF’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statements and the amendments thereto and the definitive proxy statements and documents incorporated by reference therein filed in connection with the proposed transaction and the Extension, as these materials will contain important information about Velodyne, GRAF, the proposed transaction and the Extension. When available, the definitive proxy statement and other relevant materials for the proposed business combination and the Extension will be mailed to stockholders of GRAF as of a record date to be established for voting on the proposed business combination and the Extension, respectively. Stockholders will also be able to obtain copies of the preliminary proxy statements, the definitive proxy statements and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to:: Graf Industrial Corp., 118 Vintage Park Blvd., Suite W-222, Houston, TX 77070, Attention: James A. Graf, Chief Executive Officer, james@grafacq.com.

Participants in the Solicitation

GRAF and its directors and executive officers may be deemed participants in the solicitation of proxies from GRAF's shareholders with respect to the business combination and the Extension. A list of the names of those directors and executive officers and a description of their interests in GRAF is contained in GRAF's annual report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to Graf Industrial Corp., 118 Vintage Park Blvd., Suite W-222, Houston, TX 77070, Attention: James A. Graf, Chief Executive Officer, james@grafacq.com.

Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed business combination and Extension when available. Velodyne and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of GRAF in connection with the business combination and the Extension. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination and the Extension will be included in the proxy statement for the proposed business combination and the Extension, respectively, when available.

About Graf Industrial Corp.

Graf Industrial Corp. is a special purpose acquisition company founded by James Graf and Michael Dee, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination. GRAF began trading on the NYSE in October 2018 and its common stock, units and warrants trade under the ticker symbols GRAF, GRAF.U and GRAF WS, respectively. GRAF’s website is www.grafacq.com.

About Velodyne Lidar, Inc.

Velodyne Lidar is a global leader in lidar technology providing real-time 3D vision for autonomous systems thereby empowering the autonomous revolution by allowing machines to see their surroundings. Its lidar-based smart vision solutions are well known in the automotive industry, but also deployed in many nonautomotive applications, such as last-mile delivery, autonomous mobile robots, unmanned aerial vehicles (UAVs), advanced security systems, and smart city initiatives.

Forward Looking Statements

Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside GRAF's or Velodyne’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to complete the proposed business combination or the Extension; the inability to recognize the anticipated benefits of the proposed business combination; the inability to meet the NYSE's listing standards; costs related to the business combination; Velodyne's ability to manage growth; Velodyne's ability to execute its business plan; the timing of revenues from existing customers, including uncertainties related to the ability of Velodyne’s customers to commercialize their products and the ultimate market acceptance of these products; the uncertain impact of the COVID-19 pandemic on Velodyne’s and its customers’ businesses; uncertainties related to Velodyne's estimates of the size of the markets for its products; the rate and degree of market acceptance of Velodyne's products; the success of other competing lidar and sensor-related products and services that exist or may become available; Velodyne’s ability to identify and integrate acquisitions; rising costs adversely affecting Velodyne’s profitability; uncertainties related to Velodyne’s current litigation and potential litigation involving GRAF or Velodyne or the validity or enforceability of Velodyne’s intellectual property; and general economic and market conditions impacting demand for Velodyne's products and services. Other factors include the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions. Neither GRAF nor Velodyne undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Disclaimer

This release shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Contact information

Graf Industrial Corp.
James Graf
Chief Executive Officer
James@grafacq.com
(310) 745-8669

Velodyne Lidar, Inc.
Andrew Hamer
Chief Financial Officer
InvestorRelations@velodyne.com

SOURCE Graf Industrial Corp.